UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report: September 24, 2007

MIDDLESEX WATER COMPANY
(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of Commission incorporation organization)	(File Number)	(I.R.S.Employer or Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
(Address of principal executive offices, including zip code)

(732)-634-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01. Other Events

On September 20, 2007, Dennis Doll, President of Middlesex Water Company (NASDAQ: MSEX) and Vice President/CFO Bruce O’Conner gave a presentation to the Philadelphia Securities Association in Philadelphia, Pennsylvania. This presentation was accompanied by a power point presentation that outlined the Company’s traditional role, future growth projections and strategy for expanding capabilities. A copy of the slide show is attached as EXHIBIT 99.1 hereto and incorporated by references herein. An archive of the slide presentation will be made available through Middlesex Water’s website located at www.middlesexwater.com.

Item 9.01. Financial Statements and Exhibits

(d)     99.1 Copy of Presentation on September 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

By: s/Kenneth J. Quinn
Kenneth J. Quinn
Vice President, General Counsel,
Secretary and Treasurer

Dated: September 24, 2007

EXHIBIT INDEX

99.1 Copy of Slide Presentation made on September 20, 2007